                           LOAN MODIFICATION AGREEMENT


         THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made this 10th day of April, 2000 by and among THE TOWN AND COUNTRY TRUST, a real estate investment trust organized and existing under the laws of the State of Maryland (the "Trust"); THE TC OPERATING LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the State of Maryland (the "Operating Partnership"); and THE TC PROPERTY COMPANY II, a general partnership organized and existing under the laws of the State of Maryland (the "Property Company"; the Trust, the Operating Partnership and the Property Company being hereinafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"); and ALLFIRST BANK, formerly known as THE FIRST NATIONAL BANK OF MARYLAND, its successors and assigns, (the "Lender").

                             INTRODUCTORY STATEMENT

         A. Pursuant to the terms of a Financing Agreement dated September 25, 1998 executed by and among the Borrowers and the Lender (such Financing Agreement, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Financing Agreement"), the Borrowers became indebted unto the Lender for a Credit Facility in the original principal amount of up to $50,000,000 (the "Credit Facility"), the proceeds of which were to be used by the Borrowers to finance the acquisition by the Borrowers, and/or entities related to or affiliated with the Borrowers, of multi-family apartment properties located within the continental United States, on the terms and subject to the conditions therein more particularly set forth.

         B. The Credit Facility is evidenced by a Promissory Note dated of even date with the Financing Agreement executed by the Borrowers, as makers, in favor of the Lender, as payee, in the original principal amount of $50,000,000 (such Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "Note").

         C. The Borrowers have now requested that the Lender modify the terms of the Credit Facility in order to (i) allow for a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000, to be utilized by the Borrowers and by The TC Property Company, a Maryland general partnership and an affiliated entity of the Borrowers, ("TCP") for working capital purposes, and (ii) provide the Borrowers with an option to extend the maturity of the Credit Facility.

         D. In order to reflect the understandings of the parties with respect to the foregoing, the parties hereto have agreed to execute and deliver this Agreement to modify the terms of the Credit Facility as hereinafter more particularly set forth.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto, for themselves, their respective successors and assigns do hereby mutually covenant and agree as follows:

         1. INCORPORATION OF RECITALS. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

         2. OUTSTANDING OBLIGATIONS. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Credit Facility as of the date hereof is $16,250,000, (b) that interest on the unpaid principal balance of the Note has been paid through March 31, 2000, and (c) that the unpaid principal balance of the Credit Facility, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

         3. CONTINUATION OF CREDIT FACILITY TERMS. Except as otherwise expressly set forth below, the outstanding principal balance of the Credit Facility shall continue to be advanced, to bear interest and to be repaid on the terms and subject to the conditions set forth in the Financing Agreement, the Note and each of the other documents evidencing and securing the Credit Facility (this Agreement, the Financing Agreement, the Note, the FILM Note (as hereinafter defined) and all such other documents, whether currently existing or hereafter executed, and all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter collectively referred to as the "Financing Documents"). All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Agreement.

         4. EXTENSION OPTION. Notwithstanding anything contained in the Note or the Financing Agreement to the contrary, the Borrowers shall have one
(1) option to extend the maturity of the Credit Facility for a period of twelve (12) months, upon the express condition for the exercise of such extension option that each and all of the following conditions precedent shall have been fulfilled or complied with to the complete satisfaction of the Lender:

               (a) The Borrowers shall have given to the Lender at least thirty (30) days prior written notice of their intention to extend the Credit Facility;

               (b) No default or event of default shall have occurred hereunder or under any of the other Financing Documents which remains uncured beyond any applicable grace and/or cure period provided therefor; and

               (c) The Borrowers shall have paid to the Lender, at the time the notice required by subparagraph (a) above is given, an extension fee in the amount of $50,000.

Upon the exercise by the Borrowers of the foregoing extension option in accordance with the terms hereof, the Credit Facility shall mature and the entire principal balance of the Note, together with all accrued and unpaid interest thereon, shall be due and payable on October 1, 2002.

         5. ESTABLISHMENT OF FILM LINE. From and as of the date hereof, a portion of the Credit Facility, in an amount not to exceed at any one time outstanding the sum of $10,000,000 (such portion of the Credit Facility being hereinafter referred to as the "FILM Line"), shall be segregated by the Lender from the balance of the Credit Facility and shall be made available by the Lender to the Borrowers and TCP for working capital purposes in accordance with, and subject to the terms and conditions contained in, the FILM/Cash Solutions Promissory Note dated of even date herewith executed by the Borrowers and TCP in favor of the Lender, a copy of which is attached hereto as Exhibit A and made a part hereof, (such FILM/Cash Solutions Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the "FILM Note"). Notwithstanding anything contained in the Financing Agreement or the Note to the contrary, so long as the FILM Line shall be in existence, the outstanding principal amount of the Note, and the aggregate principal amount of all Advances (as defined in the Financing Agreement), shall not exceed at any one time outstanding the difference between (a) $50,000,000, and (b) the principal amount of the FILM Note. Unless earlier terminated by the Lender in accordance with the terms of the FILM Note, the FILM Line shall remain available to the Borrowers until the earlier to occur of (a) demand of the FILM Line by the Lender in accordance with the terms of the FILM Note, (b) the maturity of the Credit Facility in accordance with the terms of the Financing Documents or (c) the voluntary termination of the FILM Line by the Borrowers and TCP upon ten (10) days prior written notice to the Lender. Notwithstanding anything contained herein or in the FILM Note to the contrary, the Borrowers shall have the right, upon not less than ten (10) days prior written notice to the Lender, to reduce the amount of the FILM Line. Any such reduction of the FILM Line shall be made in increments of not less than $2,000,000. In addition, after any such reduction of the FILM Line, the Borrowers shall have the right, upon not less than ten (10) days prior written notice to the Lender, to increase the amount of the FILM Line up to its original principal amount. Any such restoration of the FILM Line shall also be made in increments of not less than $2,000,000 and, in no event, shall the principal amount of the FILM Line be increased above $10,000,000. At the time of any such reduction or increase of the FILM Line, the Borrowers and TCP shall execute and deliver to the Lender such documentation in connection therewith as the Lender may reasonably require, including without limitation, if deemed necessary by the Lender, a substitute FILM Note reflecting the new principal amount of the FILM Line, substantially in the form of the FILM Note attached hereto as Exhibit A and made a part hereof.

         6. INTEREST UNDER THE FILM LINE. During the term of the FILM Line, interest on the outstanding principal balance of the FILM Line shall accrue and be payable at a fluctuating rate which is at all times equal to the Libor Daily Rate (as hereinafter defined) plus one hundred twenty (120) basis points per annum. For the purposes hereof, the term "Libor Daily Rate" shall be defined as the per annum fluctuating rate of interest equal to the one month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 as the one month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London time) on the second preceding Business Day (as hereinafter defined). "Telerate Page 3750" means the British Bankers Association Libor Rates (determined as of 11:00 a.m. London time) that are published by Bridge Information Systems, Inc. "Business Day" means a day on which the Lender is open for the conduct of substantially all of its banking business (excluding Saturdays and Sundays) and a day on which commercial banks are open for international business (including dealings in U.S. Dollar deposits in London, England). If for any reason such rate is not available, the Lender shall have the right to select a successor publication or reporting service as a source of the Libor Daily Rate. Interest shall be computed for the actual number of days which have elapsed from the date of each advance under the FILM Line calculated on the basis of a 360-day year.

         7. FEES AND EXPENSES. In consideration of the Lender's agreement to modify the Credit Facility and in addition to the payments of principal and interest required thereunder, the Borrowers shall pay to the Lender the following fees, charges and expenses, at the times and in the manner hereinafter more particularly set forth:

               (a) Contemporaneously with the execution and delivery of this Agreement, the Borrowers shall pay to the Lender a non-refundable facility fee in the amount of $10,000. In addition, at the time of the execution and delivery of this Agreement, the Borrowers shall pay all other fees, costs, charges and expenses incurred by the Lender in connection with the preparation of this Agreement, including without limitation, the Lender's reasonable attorneys fees.

               (b) Finally, the Borrowers shall pay to the Lender an availability fee on the unused portion of the Credit Facility (computed on the basis of a year consisting of 360 days and the actual number of days elapsed) in an amount equal to ten (10) basis points per annum on the difference between $50,000,000 and the sum of (i) the average daily principal balance outstanding under the Note and (ii) the average daily principal balance outstanding under the FILM Note (the "Availability Fee"). The Availability Fee shall commence to accrue as of the date hereof, shall be computed on a calendar quarterly basis (the calendar quarterly period is hereinafter referred to as the "Fee Period"), and shall be payable on the first day of each April, July, October and January for the preceding calendar quarter (pro-rated for the number of days elapsed in the Fee Period in question) until the Credit Facility shall be terminated and all sums due thereunder shall be paid in full. The Borrowers also agree to pay to the Lender on the date of the termination of the Credit Facility (whether by maturity, acceleration or otherwise), any unpaid portion of the Availability Fee calculated with respect to the period then ending, pro-rated for the number of days elapsed in the Fee Period in question.

         8. ADDITIONAL EVENTS OF DEFAULT. In addition to those events of default specifically enumerated in the Financing Agreement and/or any of the other Financing Documents, the occurrence of any of the following events shall constitute an event of default and shall entitle the Lender to exercise all rights and remedies provided in the Financing Documents as a result of the occurrence of the same:

               (a) The Borrowers shall fail to comply with the terms of any covenant or agreement contained herein; or

               (b) Any information contained in any financial statement, schedule, report or any other document heretofore or hereafter delivered by the Borrowers or any other party or parties to the Lender in connection herewith proves at any time to be not in all material respects true and accurate, or the Borrowers or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained herein, in any of the Financing Documents, or in any other document, certificate or opinion heretofore or hereafter delivered to the Lender in connection with the Credit Facility, proves at any time to be incorrect or misleading in any material respect; or

               (c) Any default or event of default (as described or defined therein) shall occur under the FILM Note or under any other document or instrument now or hereafter executed and delivered in connection with the FILM Line, which remains uncured beyond any applicable grace and/or cure period provided therefor.

         9. RELEASE OF CLAIMS. The Borrowers, for themselves and for each of their respective successors and assigns, hereby release and waive all claims and/or defenses they now or hereafter may have against the Lender and its successors and assigns on account of any occurrence relating to the Credit Facility and/or any of the Financing Documents which accrued prior to the date hereof, including, but not limited to, any claim that the Lender (a) breached any obligation to the Borrowers in connection with the Credit Facility, (b) was or is in any way involved with the Borrowers as a partner, joint venturer, or in any other capacity whatsoever other than as a lender,
(c) failed to fund any portion of the Credit Facility or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by the Borrowers or any third party or parties in favor of the Lender. This release and waiver shall be effective as of the date of this Agreement and shall be binding upon the Borrowers and each of their respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, but shall not be limited to, its present and former officers, directors, employees, agents and attorneys.

         10. CONTINUING AGREEMENTS; NOVATION. Except as expressly modified hereby, the parties hereto ratify and confirm each and every provision of the Financing Agreement and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Financing Agreement or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Financing Agreement, the Note and/or the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender evidenced by the Note is continuing, without interruption, and has not been discharged by a new agreement.

         11. CONFIRMATION OF LIENS, ETC. The Borrowers hereby acknowledge and agree that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Financing Documents, and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or warranty of title in, or conveyance effected by the Financing Documents, or the priority thereof over other liens, charges, encumbrances or conveyances, or to release or adversely affect the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Credit Facility or any of the Financing Documents, nor shall anything herein contained or done in pursuance hereof adversely affect or be construed to adversely affect any other security or instrument held by the Lender as security for or evidence of the indebtedness evidenced and secured thereby.

         12. ENTIRE AGREEMENT. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF ANY OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT AND IN THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE CREDIT FACILITY ARE MERGED HEREIN AND THEREIN.

         13. CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

         14. GOVERNING LAW. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.


WITNESS OR ATTEST:                   THE TOWN AND COUNTRY TRUST


/s/ Elenora Rotko                    By /s/ Harvey Schulweis (SEAL)
-------------------------              ----------------------
                                       Harvey Schulweis
                                       President

WITNESS OR ATTEST:                   THE TC OPERATING LIMITED PARTNERSHIP

                                      By:      The Town and Country Trust
                                               Managing General Partner



/s/ Elenora Rotko                          By /s/ Harvey Schulweis (SEAL)
-------------------------                     ----------------------
                                              Harvey Schulweis
                                              President


WITNESS OR ATTEST:                   THE TC PROPERTY COMPANY II

                                     By:   The TC Operating Limited
                                           Partnership Managing General
                                           Partner

                                          By:    The Town and Country Trust
                                                 Managing General Partner



/s/ Elenora Rotko                                By /s/ Harvey Schulweis (SEAL)
-------------------------                           --------------------
                                                    Harvey Schulweis
                                                    President

WITNESS:                                  ALLFIRST BANK



/s/ Christine R. Chandler                By /s/ Barbara L. Simmons (SEAL)
-------------------------                   ----------------------------
                                            Name: Barbara L. Simmons
                                            Title: Vice President

STATE OF NEW YORK, COUNTY OF QUEENS, TO WIT:


         I HEREBY CERTIFY, that on this 13th day of April, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

         WITNESS my hand and Notarial Seal.


                                                 /s/ Richard William Clark
                                                 -----------------------------
                                                 Notary Public

My Commission Expires: 5/31/00


STATE OF NEW YORK, COUNTY OF QUEENS, TO WIT:

         I HEREBY CERTIFY, that on this 13th day of April, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

         WITNESS my hand and Notarial Seal.


                                                 /s/ Richard William Clark
                                                 -----------------------------
                                                 Notary Public

My Commission Expires: 5/31/00

STATE OF NEW YORK, COUNTY OF QUEENS, TO WIT:

         I HEREBY CERTIFY, that on this 13th day of April, 2000, before me, the undersigned Notary Public of said State, personally appeared Harvey Schulweis, who acknowledged himself to be the President of The Town and Country Trust, a real estate investment trust organized and existing under the laws of the State of Maryland, and general partner of The TC Operating Limited Partnership, a Maryland limited partnership and managing general partner of The TC Property Company II, a Maryland general partnership, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized President of said real estate investment trust by signing the name of the real estate investment trust by himself as President.

         WITNESS my hand and Notarial Seal.


                                                 /s/ Richard William Clark
                                                 -----------------------------
                                                 Notary Public

My Commission Expires: 5/31/00


STATE OF MARYLAND, COUNTY OF HARFORD, TO WIT:

         I HEREBY CERTIFY, that on this 17th day of April, 2000, before me, the undersigned Notary Public of said State, personally appeared Barbara L. Simmons, who acknowledged himself/herself to be a Vice President of Allfirst Bank, a Maryland banking corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized Vice President of said Bank by signing the name of the Bank by himself/herself as Vice President.

         WITNESS my hand and Notarial Seal.

                                                 /s/ Deborah W. DeManss
                                                 -----------------------------
                                                 Notary Public

My Commission Expires: 3/1/03